UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 7, 2021 (June 5, 2021)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange
0.50% Exchangeable Senior Bonds due 2023	RIG/23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information included under Item 8.01 with respect to the Vendor Financing Agreements (as defined below) is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 8.01 with respect to the Vendor Financing Agreements is incorporated herein by reference.

Item 7.01Regulation FD.

A copy of the press release announcing certain matters with respect to the construction, delivery and financing of the ultra-deepwater drillships Deepwater Atlas and Deepwater Titan is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Transocean Ltd. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01Other Events.

On June 7, 2021, Transocean Ltd. (“Transocean”) announced that its subsidiary, Transocean Offshore Deepwater Holdings Limited (“TODHL”), has agreed with Sembcorp Marine Ltd.’s subsidiary, Jurong Shipyard Pte Ltd. (“Jurong” or the “shipyard”), on the delayed delivery dates for the ultra-deepwater drillships Deepwater Atlas and Deepwater Titan, and to defer the timing of payments to the shipyard resulting from the new delivery dates.

As part of TODHL’s agreements with the shipyard, upon delivery of the Deepwater Atlas, which is now expected to be in December 2021, approximately $370 million (as of June 7, 2021) of the remaining payments owed to the shipyard with respect to Deepwater Atlas will be payable over a maximum of a six-year period following delivery pursuant to a vendor finance arrangement, dated June 5, 2021, with TODHL, as borrower, and Jurong, as lender (the “Atlas Secured Vendor Financing Agreement”). TODHL’s obligations under the Atlas Secured Vendor Financing Agreement are expected to be secured by, among other security, a lien on the Deepwater Atlas.

TODHL’s agreements with the shipyard also provide that upon delivery of the Deepwater Titan, which is now expected to be in the second quarter of 2022, approximately $90 million (as of June 7, 2021) of the remaining payments owed to the shipyard will be payable over a maximum of a six-year period following delivery pursuant to a vendor finance arrangement, dated June 5, 2021, with TODHL, as borrower, Transocean Inc., as guarantor and Jurong, as lender (together with the Atlas Secured Vendor Financing Agreement, the “Vendor Financing Agreements”). Provided the Deepwater Titan is delivered by the shipyard in accordance with this delayed delivery schedule and the Deepwater Titan commences operations in accordance with its previously disclosed contract with Chevron USA, Inc., the vendor financing arrangement for the Deepwater Titan will be unsecured; otherwise such financing may be secured by, among other security, a lien on the Deepwater Titan.

Payments under each of the Vendor Financing Agreements will be made quarterly with an interest rate of 4.5% per annum on the applicable outstanding balance. The amounts due under the Vendor Financing Agreements will be paid in accordance with the payment installment plans described in the Vendor Financing Agreements, which vary depending on the contract status and scheduled date of delivery of the Deepwater Atlas or the Deepwater Titan, as applicable, by Jurong to TODHL. The Vendor Financing Agreements are expected to mature five years after the delivery date; however, if an acceptable drilling contract for the Deepwater Atlas or Deepwater Titan, as applicable, is not in place at, or in some cases following delivery of the respective rigs, the applicable Vendor Financing Agreement may mature six years after the delivery date. TODHL’s obligations under the Vendor Financing Agreements will be irrevocably and unconditionally guaranteed by Transocean Inc., a wholly-owned subsidiary of Transocean. The Vendor Financing Agreements also contain customary affirmative and negative covenants and events of default. The Vendor Financing Arrangements do not contain any maintenance financial covenants.

The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements could contain words such as “possible,” “intend,” “will,” “if,” “expect,” or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, timing of Transocean’s newbuild deliveries, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the fluctuation of current and future prices of oil and gas, the global and regional supply and demand for oil and gas, the intention to scrap certain drilling rigs, the success of our business following prior acquisitions, the effects of the spread of and mitigation efforts by governments, businesses and individuals related to contagious illnesses, such as COVID-19, and other factors, including those and other risks discussed in Transocean’s most recent Annual Report on Form 10-K for the year ended December 31, 2020, and in Transocean’s other filings with the SEC, which are available free of charge on the SEC's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to Transocean or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on Transocean’s website at: www.deepwater.com.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Agreements with Shipyard to Delay Delivery, Defer Payments of Newbuild, Ultra-Deepwater Drillships
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: June 7, 2021	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person